MINERAL PROPERTIES	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Notes to Financial Statements
MINERAL PROPERTIES

NOTE 14 – MINERAL PROPERTIES

Relief Canyon Properties

The Relief Canyon properties include the Relief Canyon Mine property owned by Gold Acquisition Corp., and the Pershing Pass Property held directly by the Company.

The Relief Canyon properties are located about 100 miles northeast of Reno, Nevada. The nearest town is Lovelock, Nevada, approximately 15 miles west-southwest from the Relief Canyon Mine property, which can be reached from both Reno and Lovelock on U.S. Interstate 80.  The Relief Canyon Mine property is reached from Lovelock by travelling approximately seven miles northeast on I-80 to the Coal Canyon Exit (Exit No. 112), then about 10 miles southeast on Coal Canyon Road (State Route 857, a paved road maintained by Pershing County) to Packard Flat, and then north on a gravel road for two miles.  All of the Relief Canyon properties can be accessed by unpaved roads from the Relief Canyon Mine property. The Relief Canyon properties are located in Pershing County, Nevada at the southern end of the Humboldt Range.  The range is underlain by a sequence of late Paleozoic- to Mesozoic-age volcanic and sedimentary rocks.  Gold-bearing rocks at the Relief Canyon properties are primarily developed within breccia zones along the contact between the Grass Valley and Cane Springs Formations. The Relief Canyon properties do not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

Relief Canyon Mine

Through the Company’s wholly-owned subsidiary, Gold Acquisition Corp., the Company owns 58 unpatented lode mining claims and 118 unpatented millsites at the Relief Canyon Mine property.  The property includes the Relief Canyon Mine and gold processing facilities, currently on care and maintenance.  The Relief Canyon Mine includes three open pit mines, five heap leach pads, two solution ponds and a cement block constructed adsorption desorption-recovery (ADR) solution processing circuit. The ADR type process plant consists of four carbon columns, acid wash system, stripping vessel, electrolytic cells, a furnace and a retort for the production of gold doré.  The process facility was completed in 2008 and produced gold until 2009 by Firstgold Corp. The facilities are generally in good condition.

NOTE 14 – MINERAL PROPERTIES (continued)

The Relief Canyon Mine property was most recently owned and operated by Firstgold Corp. Firstgold Corp. ceased operations at Relief Canyon in 2008 and filed for bankruptcy in January 2010.  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. §363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), pursuant to which Platinum Long Term Growth LLC (“Platinum”) was approved as the successful “back up bidder” for certain assets including the Relief Canyon Mine.  On August 30, 2011, pursuant to the Sale Order, the Company (through a wholly owned subsidiary) purchased 100% of the Relief Canyon Mine property and related assets for an aggregate purchase price of $12.0 million cash paid at closing and $8.0 million of senior Notes issued to former creditors of Firstgold Corp. The Relief Canyon Mine property is burdened by a production royalty equal to 2% of net smelter returns payable to Battle Mountain Gold Exploration LLC (now owned by Royal Gold). Management determined that the fair value of the acquired mineral right amounted to $8,501,071 in connection with the acquisition of the Relief Canyon Mine Property (see Note 2).

Pershing Pass Property

The Company acquired the Pershing Pass property from Silver Scott Mines, Inc. in March 2012 for $550,000.  Pershing Pass Property is located to the south of the Relief Canyon Mine property and consists of 489 unpatented lode mining claims (30 of which were acquired in February 2012) covering approximately 9,700 acres.  Silver Scott Mines, Inc. located the claims and was the sole owner of the Pershing Pass property prior to the Company’s purchase.   There is evidence of historic mining activity on the Pershing Pass property. In April 2012 the Company purchased additional 17 mining claims adjacent to the Pershing Pass Property.

Newmont Leased Properties

On April 5, 2012, the Company purchased from Victoria Gold Corp. and Victoria Resources (US) Inc. their interest in approximately 13,300 acres of mining claims and private lands adjacent to the Company’s landholdings at the Relief Canyon Mine in Pershing County, Nevada.  Approximately 8,900 acres of these properties are held under leases and subleases with Newmont USA Ltd., which the Company refers to as the Newmont Leased properties.  Victoria Gold has reserved a 2% net smelter return royalty from the production on 221 of the 283 unpatented mining claims that it owned directly.

The assets purchased include (i) unpatented mining claims located in Pershing County, Nevada (the “Owned Claims”); (ii) the assumption by the Company of a leasehold interest in certain unpatented mining claims in Pershing County Nevada referred to as the “Newmont Claims” held by Victoria Resources (US) Inc.  under a Minerals Lease and Sublease dated June 15, 2006, as amended, between Newmont USA Limited, d/b/a in Nevada as Newmont Mining Corporation (“Newmont”) and VRI  (the “2006 Mineral Lease”); (iii) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to that Minerals Lease SPL-6700, dated as of August 17, 1987 between Southern Pacific Land Company and SFP Minerals Corporation;  (iv) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee lands in Pershing County, Nevada, in which Newmont holds a leasehold interest pursuant to a mining lease dated June 1, 1994 between The Atchison, Topeka and Santa Fe Railway Company and Santa Fe Pacific Gold Corporation; and (v) the assumption of the sublease, pursuant to the 2006 Mineral Lease, of an interest in certain fee minerals in Pershing County, Nevada in which Newmont holds a leasehold interest pursuant to a minerals lease, dated as of March 23, 1999 between Nevada Land & Resource Company LLC and Santa Fe Pacific Gold Corporation.

NOTE 14 – MINERAL PROPERTIES (continued)

In connection with the foregoing purchase, the Company has agreed to purchase all of Seller’s data, information and records related thereto, including all internal analyses and reports prepared by third party consultants or contractors, and to assume all liabilities and obligations of the Sellers arising after the closing of the transaction, including additional expenditures to be made in accordance with the 2006 Mineral Lease in the amount of  approximately $750,000 by June 15, 2012. The Company has fulfilled this obligation and has spent approximately $1.4 million of expenditures on the private lands and mining claims leased from Newmont. To the extent these expenditures exceed the Company’s year 2012 work commitment obligation under the 2006 Mineral Lease, the Company will apply the remaining credit towards its work commitment obligation for year 2013.

The closing of the acquisition was subject to the satisfaction by the parties of certain obligations, including, among other things, the transfer of title to the Company of the Owned Claims, the assignment of Seller’s leasehold interests to the Company and the payment of consideration by the Company for the Assets (the “Closing Conditions”). On April 5, 2012, the parties satisfied the Closing Conditions and the Company issued to Victoria Gold Corp. 10,000,000 shares of the Company’s common stock, and a 2 year warrant to purchase 5,000,000 shares of Common Stock at a purchase price of $0.60 per share (see Note 12).  The Company also granted a 2% net smelter returns royalty on production from the Owned Claims which are not encumbered by production royalties payable to Newmont under the 2006 Mineral Lease.  The Company also paid the Seller $2,000,000 cash.

NOTE 14 – MINERAL PROPERTIES

North Battle Mountain and Red Rock Mineral Prospects

Through the Company's wholly-owned subsidiary, Arttor Gold LLC, the Company has the rights to explore the North Battle Mountain Mineral Prospect located in Lander County, Nevada.

The North Battle Mountain Mineral Prospect is located in Lander County, Nevada, 18 kilometers north of the town of Battle Mountain in north central Nevada.  The property consists of 36 unpatented lode mining claims and encompasses approximately 700 acres of land.  The North Battle Mountain Mineral Prospect can be accessed from Battle Mountain by a paved county road for about nine kilometers to the North Battle Mountain rail siding, and then by a graded gravel road from which an unimproved dirt road leads east to the north-central part of the property.

The Red Rock Mineral Prospect is located in Lander County, Nevada, 42 kilometers south of the town of Battle Mountain.  The property consists of five groups of unpatented lode mining claims, totaling 269 claims and encompassing approximately 5,600 acres of land.  The Red Rock Mineral Prospect can be accessed from Nevada State Highway 305, traveled south from Battle Mountain approximately 42 kilometers to the Carico Lake Valley/Red Rock Canyon turn-off, then east along an improved gravel road one-half kilometer to the western claim boundary.  Most of the property is accessible by secondary gravel and unimproved dirt roads.

The exploration rights to these properties are held through two amended and restated mining leases dated July 15, 2011 (the “Leger Leases”) between Arttor Gold LLC and Art Leger, formerly the Company's Chief Geologist and currently a consultant for the Company, who located the mining claims in 2004, and an additional mining lease dated August 22, 2011 (the “Centerra Lease”) between Arttor Gold LLC and Centerra (US) Inc.  The Leger Leases grant us the exclusive right to explore, mine and develop gold, silver, palladium, platinum and other minerals on the properties for a term of ten years, and may be renewed in ten year increments.  The terms of the Leger Leases may not exceed 99 years.

The Company is not aware of any previous operations at the North Battle Mountain Mineral Prospect.  Cameco (US) Inc. first identified gold potential on the Red Rock Mineral Prospect property in 1996 and staked claims in 1996, 1997, and 1998.  Cameco conducted sampling, mapping and drilling programs, and allowed most of the claims to lapse in 2001.

In 2004, Mr. Leger located the current North Battle Mountain Mineral Prospect claims.  Prior to leasing the claims to us in May 2011, he leased them to several small exploration companies.  At Red Rock Mineral Prospect, Mr. Leger staked certain claims in 2003 and obtained the remaining claims.  During the period prior to our lease in May 2011, several small exploration companies conducted additional work on the property.

The geology of the North Battle Mountain Prospect consists of Middle to Upper Paleozoic sedimentary rocks that have been intruded by tertiary dikes.  Eocene to Pliocene felsic to mafic volcanic rocks and minor sediments were deposited over these older rocks.  Regional geophysical data indicates that the property lies within the Battle Mountain- Eureka fault zone and along the west side of the Northern Nevada Rift structure.  The property is underlain by the Upper Devonian-Mississippian Harmony Formation – an arkosic assemblage consisting of calcareous sandstone, shale, and chert.  Tertiary/Quatermary basalt and andesitic basalt form massive diffs on the eastern boundary of the property.  Numerous high-angle faults striking east-west, northeast, northwest and north-northeast cut Harmony Formation rocks.

The Red Rock Mineral Prospect lies within the Great Basin region of the Basin and Range physiographic province, a region characterized by a series of generally north-trending mountain ranges separated by alluvial valleys. The Shoshone Range in the Red Rock Mineral Prospect area is underlain by siliceous and volcanic assemblage rocks of Ordovician to Devonian age that occur in a complex array of thrust slices in the upper plate Roberts Mountains thrust. In places, Devonian to Silurian shallow-watercarbonate rocks surround Ordovian to Mississipian deep water casitc rocks lying in the upper plate of the thrust from autochthonous carbonate rocks lying within the lower-plate “window”.

At the North Battle Mountain Mineral Prospect, the Company is exploring a potential underground Carlin-type gold deposit.  To date, our exploration activities have included detailed geologic mapping, rock and soil geochemical sampling; a detailed gravity survey and a three-line CSAMT survey which provides resistivity information of the subsurface.

Relief Canyon Mine

Through the Company's wholly-owned subsidiary, Gold Acquisition Corp., the Company owns 58 unpatented lode mining claims and 118 unpatented millsite at the Relief Canyon Mine property.  The property includes the Relief Canyon Mine, currently on care and maintenance, which produced gold periodically from 1984 through 2008.  The Relief Canyon Mine includes three open pit mines, five heap leach pads, two solution ponds and a cement block constructed adsorption desorption-recovery (ADR) solution processing circuit. The ADR type process plant consists of four carbon columns, acid wash system, stripping vessel, electrolytic cells, a furnace and a retort for the production of gold doré.  The process facility was originally installed by Lancana Mining in 1985 and was updated in 1995 and again in 2007 by Firstgold Corp. The facilities are generally in good condition.

Adequate line power is available to the site to operate the existing process facility and ancillary facilities.  There is a generator onsite to provide power for the crusher and a backup generator that could provide 100% of the required power for process facility and heap leach operation in the event of power outages.  Sufficient water rights to operate the facility have been appropriated with two operating and permitted wells serving current needs.

The Relief Canyon Mine property was most recently owned and operated by Firstgold Corp.  Firstgold Corp. ceased operations at Relief Canyon in 2008 and filed for bankruptcy in January 2010.  On December 17, 2010, the Court entered its Order Authorizing And Approving: (1) Sale Of Real Property And Certain Personal Property Assets Pursuant To 11 U.S.C. §363 Free And Clear Of Liens, Claims, and Interests; and (2) Assumption and Assignment Of Executory Contracts and Unexpired Leases Under 11 U.S.C. § 365; and (3) Related Relief entered December 17, 2010 (the “Sale Order”), pursuant to which Platinum Long Term Growth LLC (“Platinum”) was approved as the successful “back up bidder” for certain assets including the Relief Canyon Mine.  On August 30, 2011, pursuant to the Sale Order, the Company (through a wholly owned subsidiary) purchased 100% of the Relief Canyon Mine property and related assets for an aggregate purchase price of $12.0 million cash paid at closing and $8.0 million of senior secured convertible promissory notes issued to former creditors of Firstgold Corp. The Relief Canyon Mine property is burdened by a production royalty equal to 2% of net smelter returns payable to Battle Mountain Gold Exploration LLC (now owned by Royal Gold).

The Relief Canyon properties are located about 100 miles northeast of Reno, Nevada. The nearest town is Lovelock, Nevada which is approximately 15 miles west-southwest from the Relief Canyon Mine property and can be reached from both Reno and Lovelock on U.S. Interstate 80.  The Relief Canyon Mine property is reached from Lovelock by travelling approximately seven miles northeast on I-80 to the Coal Canyon Exit (Exit No. 112), then about 10 miles southeast on Coal Canyon Road (State Route 857, a paved road maintained by Pershing County) to Packard Flat, and then north on a gravel road for two miles.  All of the Relief Canyon properties can be accessed by unpaved roads from the Relief Canyon Mine property. The Relief Canyon properties are located in Pershing County, Nevada at the southern end of the Humboldt Range.  The range is underlain by a sequence of late Paleozoic- to Mesozoic-age volcanic and sedimentary rocks.  Gold-bearing rocks at the Relief Canyon properties are primarily developed within breccia zones along the contact between the Grass Valley and Cane Springs Formations.

Gold was first discovered on the property by the Duval Corp. in 1979.  Subsequent exploration was performed by various companies including Lancana Mining, Santa Fe Gold Corp., and Pegasus Gold Inc. Firstgold Corp. acquired the property in 1995 and explored and produced gold periodically from 1995 until 2008.

Properties Purchased from Continental Resources Group, Inc.

The Company's wholly owned subsidiary, Continental Resources Acquisition Sub, Inc. was formed in July 2011 to purchase substantially all of the assets of Continental Resources Group, Inc., which assets included 100% of the outstanding shares of common stock of Green Energy Fields, Inc. and ND Energy Inc. The purchased assets include certain interests in uranium mining claims in Arizona, California and North Dakota on a total of approximately 7,200 acres.

Coso

The Coso property is held through CPX Uranium, Inc., a wholly-owned subsidiary of Green Energy Fields, Inc., which has a 100% working interest and a 97% net revenue interest in the property.  The 97% net revenue interest is the result of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations by and among NPX Metals, Inc., Green Energy Fields, Inc. and CPX Uranium, dated as of November 30, 2009, pursuant to which NPX  retained a 3% net smelter return royalty interest in the property. The property in Inyo County, California consists of 169 federal unpatented lode mining claims on BLM land totaling 3,380 acres and 800 state leased acres.  The unpatented mining claims overlie portions of sections 12, 13, 24, 25, 26, 35, and 36 of Township 20 South, Range 37 East (Mount Diablo Base & Meridian), sections 13, 24, and 25 of Township 20 South, Range 37 1/2 East (Mount Diablo Base & Meridian), sections 1 and 12 of Township 21 South, Range 37 East (Mount Diablo Base & Meridian), and sections 6 and 7 of Township 21 South, Range 37 1/2 East (Mount Diablo Base & Meridian).  The state lease covers portions of section 6 of Township 20 South, Range 37 East (Mount Diablo Base & Meridian) and section 36 of Township 20 South, Range 37 1/2 East (Mount Diablo Base & Meridian).  To maintain the Coso mining claims in good standing, we must make annual maintenance fee payments to the BLM in lieu of annual assessment work. These claim fees are $140.00 per claim per year. We also pay an annual recording cost of approximately $50 to Inyo County.  With respect to the unpatented lode mining claims, future exploration drilling on the property will require us to either file a Notice of Intent or a Plan of Operations with the BLM , depending upon the amount of new surface disturbance that is planned. A Notice of Intent is for planned surface activities that anticipate less than five acres of surface disturbance, and usually can be obtained within a 30 to 60-day time period. A Plan of Operations will be required if there is greater than five acres of new surface disturbance involved with the planned exploration work. A Plan of Operations can take several months to be approved, depending on the nature of the intended work, the level of reclamation bonding required, the need for archeological surveys, and other factors as may be determined by the BLM.

Uranium exploration has been occurring in the area since the 1950s by a number of mining companies including Coso Uranium, Inc., Ontario Minerals Company, Western Nuclear, Pioneer Nuclear, Federal Resources Corp., and Union Pacific / Rocky Mountain Energy Corp.  Previous uranium exploration and prospecting on the Coso property includes geologic mapping, pitting, adits, radon cup surveys, airborne geophysics and drilling.   Our preliminary field observations of the geology and historical working appear to corroborate the historical literature.  These historical exploration programs have identified specific exploration targets on the property.  All previous work has been exploratory in nature, and no mineral extraction or processing facilities have been constructed.  The exploration activities have resulted in over 400 known exploration holes, downhole gamma log data on the drill holes, chemical assay data, and airborne radiometric surveys, and metallurgical testing to determine amenability to leaching.

The property is undeveloped, and there are no facilities or structures.  There are a number of adits and trenches from previous exploration activities, as well as more than 400 exploration drillholes.

The last major exploration activities on the Coso Property occurred during a drilling campaign in the mid-1970s.  As of March 31, 2011, Continental Resources Group, Inc. has conducted field reconnaissance and mineral sampling on the property, but has not conducted any drilling or geophysical surveys.

Power is available from the Mono Power Company transmission lines, which parallel U.S. highway 395.  To date, the water source has not yet been determined.

With respect to the state mineral prospecting permit, we are currently authorized to locate on the ground past drill holes, adits, trenches and pits, complete a scintilometer survey, and conduct a sampling program including a bulk sample of 1,000 pounds for leach test.  We are not currently authorized to conduct exploration drilling on the state mineral prospecting permit.   Future drilling on the state mineral prospecting permit will require us to file environmental documentation under the California Environmental Quality Act.

The Coso property does not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

The Coso property and the surrounding region is located in an arid environment in the rain shadow of the Sierra Nevada mountains.  The property is located near the western margin of the Basin and Range province, a large geologic province in western North America characterized by generally north-south trending fault block mountain ranges separated by broad alluvial basins.  The geology of the area includes late- Jurassic granite bedrock overlain by the Coso Formation, which consists of interfingered gravels, arkosic sandstone, and rhyolitic tuff.  The Coso Formation is overlain by a series of lakebed deposits and volcanic tuffs.

Uranium mineralization at the Coso Property occurs primarily as disseminated deposits in the lower arkosic sandstone/fanglomerate member of the Coso Formation and along silicified fractures and faults within the granite.  Uranium mineralization appears to have been deposited by hydrothermal fluids moving along fractures in the granite and the overlying Coso Formation.  Mineralization is often accompanied by hematite staining, silicification, and dark staining from sulfides.  Autinite is the only positively identified uranium mineral in the area.  The main uranium anomalies are found within the basal arkose of the lower Coso Formation and the immediately adjacent granitic rocks.

Artillery Peak

The Artillery Peak property is located in western north-central Arizona near the southern edge of Mohave County.  Our claim group is composed of a total of 86 unpatented contiguous mining claims in Sections 22, 26, 27, 35, and 36 of Township 12 North, Range 13 West, Gila & Salt River Base & Meridian covering 1,720 acres of land managed by the BLM.  On April 26, 2010, Continental Resources Group, Inc., through Green Energy Fields, Inc. acquired a 100% interest (minus a 4% net smelter royalty interest) in the 86 unpatented lode mining claims.  To date, there has been no production on the property and no royalties are owed. The claims are not subject to any other royalties or encumbrances.

To maintain the Artillery Peak mining claims in good standing, we must make annual maintenance fee payments to the BLM in lieu of annual assessment work. These claim fees are $140.00 per claim per year.  The Company must also pay recording fees to Mohave County of approximately $10 to $15 per claim.

The property lies within the Date Creek Basin, which is a region well known for significant uranium occurrence.  Uranium exploration has been occurring in the Artillery Peak region since the 1950's by a number of exploration and mining entities.  Radioactivity was first discovered in the Date Creek Basin area by the U.S. Atomic Energy Commission in 1955 when a regional airborne radiometric survey was flown over the area. The Artillery Peak property was first acquired by Jacquays Mining and first drilled in 1957.  Subsequently the property was acquired by Hecla Mining in 1967, Getty Oil and Public Service Co of Oklahoma pursuant to a joint venture in 1976, Hometake Mining in 1976 on adjacent properties to the south, Santa Fe Minerals, also in 1976, and Universal Uranium Limited in 2007.  As of 2007, a total of 443 exploration holes had been drilled into the Artillery Peak property area.

The Artillery Peak uranium occurrences lie in the northwest part of the Miocene-age Date Creek Basin, which extends from the east to the west in a west-southwest direction, and includes the Anderson Uranium Mine.  The uranium anomalies are found primarily within a lacustrine rock unit known as the Artillery Peak Formation.  The uranium bearing sediments are typically greenish in color and are thin-bedded to laminated, well-sorted, sandstone, siltstone and limestone.

Continental Resources Group, Inc. released a technical report formatted according to Canadian National Instrument 43-101 standards on October 12, 2010.  The report was prepared by Dr. Karen Wenrich, an expert on uranium mineralization in the southwestern United States, and Allen Wells, who performed a mineral resource estimate (as defined by the Canadian Institute of Mining, Metallurgy and Petroleum) based on historical data and the recent 2007 data.  The report recommended exploration drilling to further delineate the extent and nature of the uranium mineralization at the Artillery Peak Property.

Access to the property is either southeast from Kingman or northwest from Wickenburg along U.S. Highway 93, then following the Signal Mountain Road (dirt) for 30 miles toward Artillery Peak. Road access within the claim block is on unimproved dirt roads that currently are in good condition.  The property is undeveloped and there are no facilities or structures.

A power line runs northeast to southwest approximately two miles to the northwest of the Artillery Peak property and power for the property will be tied to the national power grid.  No other utilities exist on or near the Artillery Peak Project area. The power line runs northwest to southeast along U.S. Highway 93.  Water supply may be provided by drilling in the thick alluvial fill located two to seven miles from the perennial Big Sandy River.

The Artillery Peak property does not currently have any reserves and all activities undertaken were exploratory in nature.

Blythe

The Blythe project is located in the southern McCoy Mountains in Riverside County, California approximately 15 miles west of the community of Blythe.  It consists of 66 unpatented lode mining claims covering 1,320 acres of BLM land.  The Blythe Project is owned through Green Energy Fields, Inc.  The property is subject to a 3% net smelter return royalty.

The Blythe property is located in an arid environment within the Basin and Range Province.  The southern McCoy Mountains are composed of Precambrian metasediments, including meta-conglomerates, grits, quartzites and minor interbedded shales.

Uranium mineralization occurs along fractures, in meta-conglomerates and in breccia zones.  Secondary uranium minerals occur on fracture surfaces and foliation planes adjacent to fine veinlets of pitchblende.  Uranium minerals include uraninite (pitchblende), uranophane, gummite and boltwoodite.  It has been reported that the uranium mineralization tends to occur in areas where finely disseminated hematite is present.

Although there are no known intrusive bodies near the property, it is believed that the uranium mineralization could be hydrothermal in origin and genetically related to an intrusive source.  If such a deep-seated intrusive body underlies the property it is possible that larger concentrations of primary uranium ore may exist at depth.

A number of companies have worked on the Blythe uranium property during the 1950s through the 1980s.  Several shipments of ore were reportedly shipped from the property.

Currently, the Company is still in the process of assessing the Blythe Property.  Continental Resources Group, Inc. proposed locating and re-entering as many old drill holes as possible.  These holes would be probed with geophysical instruments to determine radioactivity and uranium mineralization in the subsurface.  If these results are positive, then additional drilling and down-hole probing would be proposed.

The Blythe property does not currently have any reserves and all activities undertaken and currently proposed are exploratory in nature.

Breccia Pipe Project

The Breccia Pipes Project is located in the Coconino and Mohave counties of Arizona. Through Green Energy Fields, Inc. the Company owns an unrestricted option to purchase certain unpatented mining claims on this property pursuant to the terms of an asset purchase agreement. The consummation of the purchase was to occur only in the event that certain actions taken by the BLM on July 20, 2009, which had the effect of withdrawing lands in the vicinity of the property from mineral location and entry, were terminated by February 15, 2016. On January 9, 2012, the BLM elected to maintain the withdrawal for a period of 20 years, so we shall not be able to consummate the purchase.

Absaroka Stone

On May 27, 2011, Continental Resources Group, Inc. entered into a purchase and sale agreement with Absaroka Stone LLC pursuant to which Continental Resources Group, Inc. agreed to purchase certain unpatented mining claims commonly known as the “Uinta County (Carnotite) Uranium Prospect” located in the Uinta County of Wyoming.  Pursuant to the terms of the agreement, Absaroka Stone LLC agreed not to stake for its own account any additional mining claims within a 15 mile radius of the property.  Any additional mining claims to be located within a 15 mile radius of the property (the “Claim Body”) were to be located, staked and filed by Continental Resources Group, Inc., at its expense and held in its name.  In consideration for the purchase, Continental Resources Group, Inc. paid Absaroka Stone LLC $15,000 upon execution of the agreement.  Continental Resources Group, Inc. agreed to spend a minimum of $200,000 relating to location, maintenance, exploration, development or equipping any one or more of the mining claims that comprise the Claim Body for commercial production within 24 months from the date of the agreement.  If we fail to incur a minimum of $200,000 in expenses related to the foregoing within 24 months, we shall pay an aggregate sum of $50,000 to Absaroka Stone LLC. Pursuant to the terms of the agreement, we would pay a 1% gross royalty to Absaroka Stone LLC on on any revenues derived from the sale of all uranium-vanadium, gold, silver, copper and rare earth ores or concentrates produced from the Claim Body, up to an aggregate of $1,000,000.  The Company has the option to eliminate the royalty obligations by paying Absaroka Stone LLC an aggregate payment of $1,000,000.

This property does not currently have any reserves.  All activities undertaken and currently proposed are exploratory in nature.

Prospect Uranium

Green Energy Fields, Inc. owns 51.36% of Secure Energy, LLC and ND Energy, Inc. owns 24.32% of Secure Energy, LLC. Secure Energy, LLC's assets include:

•	Data package including historical exploration data including drill logs, surface samples, maps, reports and other information on various uranium prospects in North Dakota;
•
Uranium lease agreement with Robert Petri, Jr. and Michelle Petri dated June 28, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4;

•
Uranium lease agreement with Robert W. Petri and Dorothy Petri dated June 28, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4; and

•
Uranium lease agreement with Mark E. Schmidt dated November 23, 2007 for property located in Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 31: Lots 1 (38.50), 2 (38.54), 3 (38.58), 4 (38.62) and E1/2 W1/2, W1/2NE1/4, SE 1/4.

The uranium lease agreements include the rights to conduct exploration for and mine uranium, thorium, vanadium, other fissionable source materials, and all other mineral substances contained on or under the leased premises, which we call Prospect Uranium.   The leased premises consist of a total of 1,027 acres located in Slope County, North Dakota.

Drill logs from the uranium leases show uranium mineralized roll fronts in sandstone, with uranium mineralization occurring within 350 feet of the surface.  Additional layers of sandstone exist at deeper intervals but have not been cored or logged.

The Prospect Uranium property does not currently have any reserves.  All activities undertaken and currently proposed at the Prospect Uranium property are exploratory in nature.  Currently, the Company is still in the process of assessing the Prospect Uranium property.